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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):   May 15, 1998
                                                           ---------------


                      FIRST USA BANK, NATIONAL ASSOCIATION
                         (As Successor to BANK ONE, N.A.)
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             (Exact name of registrant as specified in its charter)


          (As Servicer on behalf of BANC ONE CREDIT CARD MASTER TRUST)


                                  United States
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                 (State or other jurisidiction of incorporation)


            0-25636                                   76-0039224
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   (Commission File Number)              (IRS Employer Identification Number)

201 North Walnut Street, Wilmington, Delaware                           19801
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(Address of principal executive offices)                             (Zip Code)


                                 (302) 594-4117
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               Registrant's telephone number, including area code


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This Amendment No. 1 on Form 8-K/A is being filed solely for the purpose of filing a corrected Exhibit 99.1 which shall replace Exhibit 99.1 as originally filed with this Form 8-K.


Item 7. Exhibits

             See page 4 for Exhibit Index.















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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FIRST USA BANK, N.A.,
                                        as Servicer, on behalf of
                                        BANC ONE CREDIT CARD MASTER TRUST



                                        By:     /s/ Tracie H. Klein
                                                ----------------------------
                                        Name:   Tracie H. Klein
                                                ----------------------------
                                        Title:  Vice President
                                                ----------------------------


Date:  December 8, 1998
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EXHIBIT INDEX


Exhibit     Description                                                     Page
-------     -----------                                                     ----

99.1        The Monthly Statements and other information reflecting
            the Trust's Activities for the Monthly Period ending
            April 30, 1998..................................................5-18

99.2        Monthly Servicer's Certificates*...............................19-24


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* Previously filed.